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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 15, 2002



                     Innovative Solutions and Support, Inc.
                 ----------------------------------------------
                 (Exact name of issuer as specified in charter)

      PENNSYLVANIA                  0-31157                  23-2507402
    (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction                   file                  Identification
  of Incorporation or               number)                    Number)
     Organization)

                            720 Pennsylvania Drive
                           Exton, Pennsylvania 19341
                   (Address of principal executive offices)

                                (610) 646-9800
             (Registrant's telephone number, including area code)
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ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 15, 2002, Innovative Solutions and Support, Inc. (the "Company") retained Deloitte & Touche LLP as its independent accountants pursuant to authorization of the Company's board of directors and the audit committee.

     During the Company's two most recent fiscal years, and for the subsequent interim period through the date of this Form 8-K, the Company did not consult Deloitte & Touche LLP regarding any of the items described in Item 304(a)(2) of Regulation S-K.


                                   Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              Innovative Solutions and Support, Inc.


Date: April 16, 2002           By:  /s/ James J. Reilly
                                  -------------------------
                                  James J. Reilly
                                  Chief Financial Officer